UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
INVESCO VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
INVESCO VAN KAMPEN BOND FUND
INVESCO VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
INVESCO VAN KAMPEN HIGH INCOME TRUST II
INVESCO VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
INVESCO VAN KAMPEN MUNICIPAL TRUST
INVESCO VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
INVESCO VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
INVESCO VAN KAMPEN SENIOR INCOME TRUST
INVESCO VAN KAMPEN TRUST FOR INSURED MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Merger Funds

Proxy statements were mailed on or about January 28, 2011, to shareholders of record as of the close of business on January 14, 2011 for the Invesco Retail Funds. The purpose of the proxy statements, among other things, is to approve an agreement and plan of reorganization. The proxy statement contains disclosure information about the proposal for which votes have been solicited. You can also access your Fund's proxy statement, common questions regarding your Fund's proposal, annual report, and semi-annual report by clicking on the fund name listed below.

The Shareholder Meeting was held on April 14, 2011, as scheduled and adjourned until May 11, 2011, and further adjourned until June 30, 2011 at 3:00 p.m. Central Time in order to solicit additional votes. The reconvened meeting will be held at the same location.

Although the shareholder meeting has been adjourned until June 30, 2011, you still have time to vote your fund's shares. You can also access your Fund's proxy statement, common questions regarding your Fund's proposal, annual report, and semi-annual report by clicking on the fund name listed below.

Select your fund

Related Links

Final merger ratios for merging Invesco Equity and Balanced Funds (PDF)
Distributions update for merging Invesco funds (PDF)
Update on Remaining Consolidation Proposals for Invesco Funds (PDF)
Final merger ratios for merging Invesco Variable Insurance Funds (PDF)
Policy Changes and Funds Moving into Limited Offering (PDF)
Distributions Update for Merging Invesco Variable Insurance Funds (PDF)
Update Regarding Consolidation Proposals for Invesco Funds (PDF)
Invesco Product Line Reorganization (PDF)
Shareholders Approve V.I. and Asset Allocation Fund Consolidations (PDF)
Distributions Payment Update for Invesco Funds (PDF)

Proxy Tool

Invesco Van Kampen Exchange Fund

Proxy statements were mailed on or about May 18, 2011, to partners of record as of the close of business on May 5, 2011 for Invesco Van Kampen Exchange Fund. The purpose of the proxy statements, among other things, is to elect Managing General Partners of the fund, and to ratify changing the name to Invesco Van Kampen Exchange Fund. The proxy statement contains disclosure information about the proposals for which votes have been solicited. You can also access your Fund's proxy statement, common questions regarding your Fund's proposal, annual report, and semi-annual report by clicking on the fund name listed below.

Invesco Van Kampen Exchange Fund

Invesco Van Kampen Closed-End Funds

Proxy statements were mailed on or about May 20, 2011, to shareholders of record as of the close of business on May 5, 2011 for Invesco Van Kampen Closed-End Funds. The purpose of the proxy statement, among other things, is to elect Trustees of the funds. The proxy statement contains disclosure information about the proposals for which votes have been solicited. You can also access your Fund's proxy statement, common questions regarding your Fund's proposal, annual report, and semi-annual report by clicking on the fund name listed below.

Select your fund

have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below How to vote You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations. By Internet You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You may vote your shares for Invesco Van Kampen Exchange Fund at www.proxyonline.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. HYPERLINK ALERT Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site. By Telephone Call toll-free 1.800.337.3503 to vote for the Invesco Retail Funds and Invesco Van Kampen Closed-End Funds. Enter the control number listed on the proxy card and follow the recorded instructions. Call toll-free 1-866-458-9863 to vote for the Invesco Van Kampen Exchange Fund. Enter the control number listed on the proxy card and follow the recorded instructions. Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site. Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing. In Person The shareholder meeting for the Invesco Retail Funds will be held on June 30, 2011. The annual meeting of partners for the Invesco Van Kampen Exchange Fund and the joint annual meeting of shareholders for Invesco Van Kampen Closed-End Funds will be held on June 17, 2011 Please notify Invesco at 1.800.952.3502 if you plan to attend the meeting. If you have any questions... If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.959.4246 or if you have questions on the Invesco Van Kampen Exchange Fund proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1-800-341-2929 option 2 any business day between 7:00 a.m. and 6:00 p.m. CT. If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

Prospectuses Help Site Map Terms of Use Privacy Legal Information Business Continuity Plan NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisers for a prospectus/summary prospectus. All data provided by Invesco unless otherwise noted. Invesco Distributors, Inc. is a U.S. distributor for retail mutual funds, exchange-traded funds, institutional money market funds and unit investment trusts. Van Kampen Funds Inc. is a sponsor of unit investment trusts. Both entities are wholly owned, indirect subsidiaries of Invesco Ltd. Invesco Distributors, Inc. 05/2011 ©2011 Invesco Ltd. All rights reserved

Invesco Van Kampen Proxy Information by Fund Invesco Van Kampen Advantage Municipal Income Trust II 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site. Additional fund materials: ?Annual Report (PDF) Invesco Van Kampen Bond Fund 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site. Additional fund materials: ?Annual Report (PDF) Invesco Van Kampen California Value Municipal Income Trust 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.

Additional fund materials: ?Annual Report (PDF) Invesco Van Kampen Dynamic Credit Opportunities Fund 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site. Additional fund materials: ?Annual Report (PDF) Invesco Van Kampen High Income Trust II 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site. Additional fund materials: ?Annual Report (PDF) Invesco Van Kampen Massachusetts Value Municipal Income Trust 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site. Additional fund materials: ?Annual Report (PDF) Invesco Van Kampen Municipal Opportunity Trust 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site. Additional fund materials: ?Annual Report (PDF) Invesco Van Kampen Municipal Trust 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site. Additional fund materials: ?Annual Report (PDF) Invesco Van Kampen Ohio Quality Municipal Trust 1. Please read the proxy statement in full. (PDF)

2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site. Additional fund materials: ?Annual Report (PDF) Invesco Van Kampen Pennsylvania Value Municipal Income Trust 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site. Additional fund materials: ?Annual Report (PDF) Invesco Van Kampen Select Sector Municipal Trust 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site. Additional fund materials: ?Annual Report (PDF) Invesco Van Kampen Trust for Insured Municipals

1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site. Additional fund materials:?Annual Report (PDF) Invesco Van Kampen Trust for Investment Grade Municipals 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site. Additional fund materials: Annual Report (PDF) Invesco Van Kampen Trust for Investment Grade New Jersey Municipals 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site. Additional fund materials: ?Annual Report (PDF)

Invesco Van Kampen Trust for Investment Grade New York Municipals 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site. Additional fund materials: ?Annual Report (PDF) Invesco Van Kampen Senior Income Trust 1. Please read the proxy statement in full. (PDF) 2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site. Additional fund materials: ?Annual Report (PDF) Prospectuses Help Site Map Terms of Use Privacy Invesco Investment Services, Inc. 05/2010 ©2010 Invesco Ltd. All rights reserved.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN CLOSED-END FUNDS
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the enclosed proxy card. Have your proxy card in hand in order to follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.
4. Vote In Person. If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposals.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the June 17, 2011 joint annual shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired the Altman Group as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Sign and date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the annual shareholder meeting, which will be held on June 17, 2011 at 3:00 p.m. Central Time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	With respect to certain Funds to elect Trustees by the holders of Common Shares of each of the Funds. The elected Trustees will serve for a three year term or until a successor shall have been duly elected and qualified.

•	With respect to certain Funds to elect Trustees by the holders of Common Shares of each of the Funds. The elected Trustees will serve for a three year term or until a successor shall have been duly elected and qualified.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

Thank you for calling Invesco.
If you plan to attend the Invesco Retail Funds Shareholder Meeting Press 1.
If you plan to attend the Invesco Van Kampen Exchange Fund Annual Meeting of Partners Press 2.
If you plan to attend the Joint Annual Meeting of Shareholders for the Invesco Closed-End Funds Press 3.

OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting which has been adjourned until 3:00 p.m. central time on June 30, 2001.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 5200]

Again thank you for calling Invesco.

OPTION 2	Thank you for planning to attend the upcoming Invesco Van Kampen Exchange Fund Annual Meeting of Partners currently scheduled for 2:45 p.m. central standard time on June 17, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.

OPTION 3	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders for the Invesco Van Kampen Closed-End Funds currently scheduled for 3:00 p.m. central standard time on June 17, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.

Fund Services
INVESCO PROXY Job# 22576 — TOUCH-TONE TELEPHONE VOTING SCRIPT

** PROXY CARD **	IVR Revision 05-11-11
Control Number: 576 99999 002 099 Security Code: 9999 9999
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
“Thank you for calling the proxy voting line.”
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.”
AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”
THEN YOU HEAR:
“Thank you. Please hold while I validate those numbers.”
IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
“Okay, you’ll be voting your proxy for the Invesco Van Kampen Closed-End Funds”
IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”
IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...”
THE VOTING OPTIONS ARE THEN OFFERED:
“You can vote in one of two ways...To vote as the Board Recommends on the Proposal, press 1;
or To vote directly on the Proposal, press 2.”

OPTION 1: VOTING AS THE BOARD RECOMMENDS:
IF THE SHAREHOLDER PRESSES 1 TO VOTE AS THE BOARD RECOMMENDS ON THE PROPOSAL, HE/SHE WILL HEAR:
“Please note: Your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote on the proposal in accordance with the recommendations of the Board.”
“If this is correct, press 1; otherwise, press 2. If you’d like to hear the information again, press # (pound). ”
IF THE SHAREHOLDER PRESSES 1, INDICATING THE VOTE IS CORRECT, HE/SHE WILL HEAR:
“Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”
IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” The system then prompts the voting options again.
AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY CHOOSE TO VOTE ANOTHER PROXY THEY HEAR:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.”
IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON THE PROPOSAL DIRECTLY:
THE SHAREHOLDER HEARS:
“Okay, I’ll take you through the proposal”
THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL:

“PROPOSAL 1:	To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2. Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”
IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
“Okay, voting for all nominees”
IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:
“Okay, voting withhold on all nominees “
IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:
“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR.”
THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee you want to withhold your vote from.”
AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:
“OK, withholding from nominee number...N” [Where N is the nominee number entered by the shareholder]”
THEN THE SHAREHOLDER HEARS:
“To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees you wish to withhold from press # (pound).”
WHEN # IS PRESSED, THE SHAREHOLDER HEARS:
“Okay, finished withholding from nominees”
WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
“Okay, you’ve finished voting but your vote has not yet been recorded.”
“To hear a summary of how you voted, press 1; To record your vote, Press 2.”
IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
“Please note your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”
IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
“(Okay) Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”
IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” [The system then prompts the voting options again.]
AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.”
IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”